--------------------------------------------------------------------------------

                                                                February 2, 2001

Kemper
Important News
--------------------------------------------------------------------------------
                                              for Horizon Portfolio Shareholders
                                              and Contract Owners

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio (each, a "Horizon Portfolio" and collectively, the "Horizon Portfolios") that will be the subject of a shareholder vote.

                                      Q&A
--------------------------------------------------------------------------------
                              QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

Q What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for each of the funds of Kemper Variable Series, has initiated a restructuring program to reduce the number of funds it advises by combining certain Kemper funds. The goal is to streamline the management and operations of the funds advised by ZSI and focus its distribution efforts. Primary components of the restructuring program include:

 .    a change in branding to offer virtually all funds advised by ZSI under the Scudder name; and

 .    the consolidation of your Board of Trustees with certain other Boards serving ZSI managed funds.

Q What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 .    the election of your Horizon Portfolio's Board of Trustees;

 .    the combination (reorganization) of your Horizon Portfolio into another fund managed by ZSI; and

 .    the ratification of Ernst & Young LLP as your Horizon Portfolio's independent auditors.

After reviewing the proposals, your Horizon Portfolio's Board has determined that these actions are in the best interest of the Horizon Portfolio's shareholders.

The Board recommends that you vote for each proposal.
                                   ---

Q When would the reorganization take place?

A If approved, the reorganization would take place on or about May 1, 2001. You will be notified of the changes and their implementation in future communications.

                                                          [LOGO OF KEMPER FUNDS]

Q Why has the Board recommended that I vote in favor of the proposed reorganization?

A As discussed in the Proxy Statement/Prospectus, the Board of your Horizon Portfolio is recommending that shareholders vote in favor of this proposal for the following reasons:

 .    Given your Horizon Portfolio's relatively small size and ZSI's commitment to a streamlined family of funds, the reorganization would allow shareholders to continue their investment in another fund as opposed to liquidation, which was less practical for funds serving as funding vehicles for variable life insurance policies and variable annuity contracts.

 .    The combined fund would be subject to the lower fee schedule of the acquiring fund's investment management agreements.

 .    ZSI agreed to pay all of the costs of each reorganization.

 .    It is a condition of the reorganization that your Horizon Portfolio receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q Would the reorganization of my Horizon Portfolio create adverse tax consequences for me?

A The Horizon Portfolios are available to investors purchasing certain variable insurance and annuity contracts offered by participating insurance companies. Because your shares are held in insurance separate accounts, making them tax-deferred investments, there will be no realization of capital gains or losses as a result of this transaction. As a result, we fully expect your Horizon Portfolio's consolidation would be a tax-free transaction. However, you may redeem or exchange your shares. If you choose to redeem or exchange your shares by surrendering your contract or initiating a partial withdrawal, you may be subject to taxes and a 10% tax penalty may apply.

Q How would the combination of my Horizon Portfolio with another fund work?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in the acquiring fund. While the number of shares you own may be adjusted up or down--depending on the net asset value
(NAV) of your current Horizon Portfolio and the NAV of your new fund when the transaction takes place--you can be assured that the value of your investment would not change as a result of the exchange.

Q Why are shareholders voting on a new Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your Horizon Portfolio. The enclosed Proxy Statement/Prospectus outlines the prospective board members' qualifications and their current roles in overseeing the Kemper funds. In connection with ZSI's restructuring initiative, the Independent Trustees of the two separate boards of the Kemper funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper funds.

Q Who will pay for the reorganizations?

A Costs associated with each reorganization will be borne by ZSI. For more information please consult the enclosed Proxy Statement/Prospectus.

Q Whom should I call for more information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your Horizon Portfolio's information agent, at 1-877-389-2214.

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
           KEMPER HORIZON 5 PORTFOLIO, KEMPER HORIZON 10+ PORTFOLIO
                       AND KEMPER HORIZON 20+ PORTFOLIO

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio (each, a "Horizon Portfolio" and collectively, the "Horizon Portfolios"), each a series of Kemper Variable Series (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two In-ternational Place, Boston, MA 02110-4103, on March 14, 2001, at 3:30 p.m., Eastern time, for the following purposes:

  Proposal 1:   To elect Trustees of the Trust;

  Proposal 2:   To approve an Agreement and Plan of Reorganization (the
                "Plan") as it relates to (i) the transfer of all or substan-tially all of the assets and all of the liabilities of Kem-per Horizon 5 Portfolio to Kemper Total Return Portfolio, a series of the Trust, (ii) the distribution to each share-holder of Kemper Horizon 5 Portfolio shares of beneficial interest of Kemper Total Return Portfolio in an amount equal in value to the shareholder's shares of Kemper Horizon 5
                Portfolio, and (iii) the termination of Kemper Horizon 5
                Portfolio;

  Proposal 3:   To approve the Plan as it relates to (i) the transfer of all or substantially all of the assets and all of the liabili-ties of Kemper Horizon 10+ Portfolio to Kemper Total Return
                Portfolio, (ii) the distribution to each shareholder of Kem-per Horizon 10+ Portfolio shares of beneficial interest of Kemper Total Return Portfolio in an amount equal in value to the shareholder's shares of Kemper Horizon 10+ Portfolio, and (iii) the termination of Kemper Horizon 10+ Portfolio;

  Proposal 4:   To approve the Plan as it relates to (i) the transfer of all or substantially all of the assets and all of the liabili-ties of Kemper Horizon 20+ Portfolio to Kemper Total Return
                Portfolio, (ii) the distribution to each shareholder of Kem-per Horizon 20+ Portfolio shares of beneficial interest of Kemper Total Return Portfolio in an amount equal in value to the shareholder's shares of Kemper Horizon 20+ Portfolio, and (iii) the termination of Kemper Horizon 20+ Portfolio;
                and

  Proposal 5:   To ratify the selection of Ernst & Young LLP as the
                independent auditors for each Horizon Portfolio for their current fiscal years.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or post-ponements thereof.

    Holders of record of shares of each Horizon Portfolio at the close of busi-ness on January 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote re-quired to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the relevant Horizon Portfolio's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                          By Order of the Board,

                                                             /s/ Maureen E. Kane

                                                                 Maureen E. Kane
                                                                       Secretary

    February 2, 2001

 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) or voting instruction form(s) and return it in the enclosed envelope, which requires no postage. Your prompt return of the enclosed proxy card(s) or voting instruction form(s) may save the necessity and ex-pense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1


PROPOSAL 1: ELECTION OF TRUSTEES..........................................   4


PROPOSALS 2 THROUGH 4: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...  13


  SYNOPSIS................................................................  13


  PRINCIPAL RISK FACTORS..................................................  23


  THE PROPOSED TRANSACTIONS...............................................  24


PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  30


ADDITIONAL INFORMATION....................................................  31

                          PROXY STATEMENT/PROSPECTUS

                               February 2, 2001

                 Relating to the acquisition of the assets of
           KEMPER HORIZON 5 PORTFOLIO, KEMPER HORIZON 10+ PORTFOLIO
                       and KEMPER HORIZON 20+ PORTFOLIO,
                           each a separate series of
                     KEMPER VARIABLE SERIES (the "Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 778-1482

                            ----------------------

            by and in exchange for shares of beneficial interest of
                        KEMPER TOTAL RETURN PORTFOLIO,
                        a separate series of the Trust
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 778-1482

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio (each, a "Horizon Portfolio" and collectively, the "Horizon Portfo-lios") in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders of each Horizon Portfolio to be held on March 14, 2001, at the offices of Zurich Scudder In-vestments, Inc. ("ZSI" or the "Investment Manager"), 13th Floor, Two Interna-tional Place, Boston, MA 02110-4103, at 3:30 p.m. (Eastern time), or at such later time made necessary by all adjournments or postponements thereof (the "Meeting").

    Each Horizon Portfolio is available exclusively as a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity con-tracts ("VA contracts") offered by the separate accounts, or sub-accounts thereof, of

                            ----------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

certain life insurance companies ("Participating Insurance Companies"). Indi-vidual VLI and VA contract owners are not the "shareholders" of the Horizon Portfolios. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Ex-change Commission (the "SEC" or the "Commission"), each Participating Insur-ance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement/Prospectus is, there-fore, furnished to contract owners entitled to give voting instructions with regard to each Horizon Portfolio. This Proxy Statement/Prospectus, the Notice of Special Meeting, and the proxy cards and voting instruction forms are first being mailed to shareholders and contract owners on or about February 2, 2001, or as soon as practicable thereafter.

    This Proxy Statement/Prospectus contains five proposals (each, a "Propos-al" and collectively, the "Proposals"). Proposal 1 describes the election of Trustees and Proposal 5 proposes the ratification of the selection of each Ho-rizon Portfolio's independent auditors.

    In Proposals 2 through 4, shareholders of each Horizon Portfolio, voting separately, are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of each Hori-zon Portfolio would be acquired by Kemper Total Return Portfolio, another se-ries of the Trust, in exchange for shares of beneficial interest of Kemper To-tal Return Portfolio, and the assumption by Kemper Total Return Portfolio of all of the liabilities of each Horizon Portfolio, as described more fully be-low (each, a "Reorganization" and collectively, the "Reorganizations"). Shares of Kemper Total Return Portfolio received would then be distributed to the shareholders of the applicable Horizon Portfolio in complete liquidation of the Horizon Portfolio. As a result of the Reorganizations, each shareholder of a Horizon Portfolio will become a shareholder of Kemper Total Return Portfo-lio, and will receive shares of Kemper Total Return Portfolio having an aggre-gate net asset value as of the close of business on the business day preceding the closing of each Reorganization (the "Valuation Date") equal to the aggre-gate net asset value of such shareholder's shares of the applicable Horizon Portfolio in which they are currently a shareholder as of the close of busi-ness on the Valuation Date. The closing of each Reorganization (the "Closing") is contingent upon shareholder approval of the Plan with respect to the appli-cable portfolio. A copy of the Plan is attached as Exhibit A. Each Reorganiza-tion is expected to occur on or about May 1, 2001.

    Proposals 1 through 4 arise out of a restructuring program proposed by ZSI, the investment manager of both the Horizon Portfolios and Kemper Total Return Portfolio, described in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that its restructuring program will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduc-tion in the services currently offered to shareholders of funds in the Kemper Family of Funds (the "Kemper Funds").

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Horizon Portfolios whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by a Horizon Portfolio or Kemper Total Return Portfolio (which are collectively re-ferred to as the "Funds" and each referred to as a "Fund"), although all ac-tions are actually taken by the Trust on behalf of the applicable Fund or Funds.

    This Proxy Statement/Prospectus sets forth concisely the information about Kemper Total Return Portfolio that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions, and risks of Kemper Total Return Fund, see the Fund's prospectus dated May 1, 2000, as re-vised January 22, 2001, and as supplemented from time to time, which is in-cluded in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Horizon Portfolios, see the Horizon Portfolios' prospectus dated May 1, 2000, as supplemented from time to time, which is also incorpo-rated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Horizon Portfolios at the telephone number or address listed above.

    Also incorporated herein by reference is Kemper Total Return Portfolio's statement of additional information dated May 1, 2000, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above. A State-ment of Additional Information, dated February 2, 2001, containing additional information about each Reorganization has been filed with the SEC and is in-corporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Kemper Total Return Portfolio at the telephone number or address listed above. Shareholder inquiries regarding Kemper Total

Return Portfolio may be made by calling (800) 778-1482. The information con-tained in this document concerning each Fund has been provided by, and is in-cluded herein in reliance upon, that Fund.

    Each Fund is a diversified series of shares of beneficial interest of the Trust, which is an open-end management investment company organized as a Mas-sachusetts business trust.

    The following table identifies the Funds entitled to vote on each Propos-al.

                                                   Proposal
                         ------------------------------------------------------------
                             1.          2.          3.          4.           5.
                                     Approval of Approval of Approval of
                                     Plan as it  Plan as it  Plan as it
                                     Relates to  Relates to  Relates to
                                       Kemper      Kemper      Kemper    Ratification
                         Election of  Horizon 5  Horizon 10+ Horizon 20+ of Selection
          Fund            Trustees    Portfolio   Portfolio   Portfolio  of Auditors
          ----           ----------- ----------- ----------- ----------- ------------
Kemper Horizon
 5 Portfolio............       X           X                                   X
Kemper Horizon 10+
 Portfolio..............       X                       X                       X
Kemper Horizon 20+
 Portfolio..............       X                                   X           X

    The Board of Trustees unanimously recommends that shareholders of each Ho-rizon Portfolio vote FOR the nominees listed in Proposal 1, FOR Proposals 2 through 4 as the Proposals relate to the Reorganization of their Fund into Kemper Total Return Portfolio, and FOR Proposal 5.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Trust. As discussed further below, ZSI commenced an initiative to restructure and streamline the management and oper-ations of the funds it advises. In connection with that initiative, the Inde-pendent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Four of the nominees are currently Trustees of the Trust and six of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve individu-als are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds.

The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns, or is removed as provided in the Trust's governing documents. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees as well as the Trustees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nom-inee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chi-cago, Illinois 60606.

Nominees for Election as Trustees:

                                                                     Year First
                                                                      Became a
                                                                       Board
Name (Date of Birth), Principal Occupation and Affiliations            Member
-----------------------------------------------------------          ----------
John W. Ballantine (2/16/46),(/1/) Retired; formerly, First Chicago   Nominee
  NBD Corporation/The First National Bank of Chicago: 1996-1998,
  Executive Vice President and Chief Risk Management Officer; 1995-
  1996, Executive Vice President and Head of International Banking;
  Director, First Oak Brook Bancshares, Inc., Oak Brook Bank and
  Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired; formerly, Partner,           Nominee
  Business Resources Group; formerly, Executive Vice President,
  Anchor Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director, ZSI; formerly,          Nominee
  Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing Director, ZSI.                2001

Donald L. Dunaway (3/8/37),(/1/) Retired; formerly, Executive Vice    Nominee
  President, A.O. Smith Corporation (diversified manufacturer).

                                                                     Year First
                                                                      Became a
                                                                       Board
Name (Date of Birth), Principal Occupation and Affiliations            Member
-----------------------------------------------------------          ----------
James R. Edgar (7/22/46),(/3/) Distinguished Fellow, University of       1999
  Illinois Institute of Government and Public Affairs; Director,
  Kemper Insurance Companies (not affiliated with the Kemper
  Funds); Director, John B. Sanfilippo & Son, Inc.; Director,
  Horizon Group Properties, Inc.; formerly, Governor, State of
  Illinois.

William F. Glavin (8/30/58),* Managing Director, ZSI.                 Nominee

Robert B. Hoffman (12/11/36),(/1/) Retired; formerly, Chairman,       Nominee
  Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial
  Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of
  International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger Industries,
  Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired; formerly, President,      Nominee
  Hood College; formerly, Partner, Steptoe & Johnson (attorneys);
  prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of
  Justice; Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of Finance, New York            1995
  University, Stern School of Business; Director, the Wartburg
  Foundation; Chairman, Finance Committee of Morehouse College
  Board of Trustees; Director, American Bible Society Investment
  Committee; previously member of the Investment Committee of
  Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired; formerly, President and   Nominee
  Chief Executive Officer, SRI International (research and
  development); prior thereto, Executive Vice President, Iameter
  (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen &
  Hamilton Inc. (management consulting firm); Director, PSI Inc.,
  Evergreen Solar, Inc. and Litton Industries; Advisor,
  Guckenheimer Enterprises; Consultant and Director, SRI/Atomic
  Tangerine.

                                                                    Year First
                                                                     Became a
                                                                      Board
Name (Date of Birth), Principal Occupation and Affiliations           Member
-----------------------------------------------------------         ----------

John G. Weithers (8/8/33),(/3/) Retired; formerly, Chairman of the     1993
  Board and Chief Executive Officer, Chicago Stock Exchange;
  Director, Federal Life Insurance Company; President of the
  Members of the Corporation and Trustee, DePaul University.

-----------
* Interested person of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios man-aged by ZSI.
(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustees Not Standing for Re-Election:

                                   Present Office with the Trust; Principal
 Name (Date of Birth)             Occupation or Employment and Directorships
 --------------------          ------------------------------------------------
 James E. Akins (10/15/26)     Trustee; Consultant on International, Political
                               and Economic Affairs; formerly, a career U.S.
                               Foreign Service Officer, Energy Adviser for the
                               White House and U.S. Ambassador to Saudi Arabia,
                               1973-1976.

 Arthur Gottschalk (2/13/25)   Trustee; Retired; formerly, President, Illinois
                               Manufacturers Association; Trustee, Illinois
                               Masonic Medical Center; formerly, Illinois State
                               Senator; formerly, Vice President, The Reuben H.
                               Donnelley Corp.; formerly, attorney.

 Frederick T. Kelsey (4/25/27) Trustee; Retired; formerly, Consultant to
                               Goldman, Sachs & Co.; formerly, President,
                               Treasurer and Trustee of Institutional Liquid
                               Assets and its affiliated mutual funds;
                               formerly, President and Trustee, Northern
                               Institutional Funds; formerly, President and
                               Trustee, Pilot Funds.

Responsibilities of the Board of Trustees--Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Horizon Portfolios and to provide oversight of the management of the Horizon Portfolios. The board that is proposed for election at this

Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules un-der the 1940 Act. If the proposed Board of Trustees is approved by sharehold-ers, 75% will be Independent Trustees. Each of the nominees that will be con-sidered Independent Trustees if elected has been selected and nominated solely by the current Independent Trustees of the Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Horizon Portfolios and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further en-hance the effectiveness of the Independent Trustees in performing their du-ties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Di-rectors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts, and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Trustees met ten times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2000.

Audit and Governance Committee

    The Audit and Governance Committee makes recommendations regarding the se-lection of independent auditors for each Horizon Portfolio, confers with the independent auditors regarding each Horizon Portfolio's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the admin-istration of the Trust's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for considera-tion by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Audit and Governance Committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held four meetings during calendar year 2000.

Officers

    The following persons are officers of the Trust:

                                 Present Office with the Trust;        Year First
                                    Principal Occupation or              Became
 Name (Date of Birth)                   Employment(/1/)              an Officer(/2/)
 --------------------           ----------------------------------   ---------------
 Mark S. Casady (9/21/60)...... President; Managing Director, ZSI;        1998
                                formerly, Institutional Sales
                                Manager of an unaffiliated mutual
                                fund distributor.

 Linda C. Coughlin (1/1/52).... Vice President, Trustee and               2001
                                Chairman; Managing Director, ZSI.

 Philip J. Collora (11/15/45).. Vice President and Assistant              1992
                                Secretary; Attorney, Senior Vice
                                President, ZSI.

 Kathryn L. Quirk (12/3/52).... Vice President; Managing Director,        1998
                                ZSI.

 Linda J. Wondrack (9/12/64)... Vice President; Senior Vice               1998
                                President, ZSI.

 John R. Hebble (6/27/58)...... Treasurer; Senior Vice President,         1998
                                ZSI.
 Brenda Lyons (2/21/63)........ Assistant Treasurer; Senior Vice          1998
                                President, ZSI.

 Caroline Pearson (4/1/62)..... Assistant Secretary; Senior Vice          1998
                                President, ZSI; formerly,
                                Associate, Dechert Price & Rhoads
                                (law firm) from 1989-1997.

 Maureen E. Kane (2/14/62)..... Secretary; Vice President, ZSI;           1998
                                formerly, Assistant Vice President
                                of an unaffiliated investment
                                management firm; prior thereto,
                                Associate Staff Attorney of an
                                unaffiliated investment management
                                firm, and Associate, Peabody &
                                Arnold (law firm).

                              Present Office with the Trust;      Year First
                                 Principal Occupation or            Became
Name (Date of Birth)                 Employment(/1/)            an Officer(/2/)
--------------------       ------------------------------------ ---------------

J. Patrick Beimford        Vice President; Managing                  2001
  (5/25/50)..............  Director, ZSI.

Jesus A. Cabrera           Vice President; Managing                  2000
  (12/25/61).............  Director, ZSI.

Robert S. Cessine          Vice President; Managing                  1996
  (1/5/50)...............  Director, ZSI.

Irene T. Cheng (6/6/54)..  Vice President; Managing                  2000
                           Director, ZSI.

James M. Eysenbach         Vice President; Managing                  1999
  (4/1/62)...............  Director, ZSI.

Jan C. Faller (8/8/66)...  Vice President; Vice                      2000
                           President, ZSI.

Carol L. Franklin          Vice President; Managing                  2001
  (12/3/52)..............  Director, ZSI.

Donald E. Hall             Vice President; Managing                  2000
  (8/22/52)..............  Director, ZSI.

Sewall Hodges (1/9/55)...  Vice President; Managing                  2000
                           Director, ZSI.

William E. Holzer          Vice President; Managing                  2001
  (7/27/49)..............  Director, ZSI.

Robert L. Horton           Vice President; Vice                      2001
  (9/14/66)..............  President, ZSI.

Gary A. Langbaum           Vice President; Managing                  1995
  (12/16/48).............  Director, ZSI.

Valerie F. Malter          Vice President; Managing                  2000
  (7/25/58)..............   Director, ZSI.

Tracy McCormick            Vice President; Managing                  1999
  (9/27/54)..............   Director, ZSI.

Frank J. Rachwalski, Jr.   Vice President; Managing                  1995
  (3/26/45)..............   Director, ZSI.

Harry E. Resis, Jr.        Vice President; Managing                  1995
  (11/24/45).............   Director, ZSI.

Thomas F. Sassi            Vice President; Managing                  1998
  (11/7/42)..............   Director, ZSI; formerly, consultant
                           with an unaffiliated investment
                           consulting firm and an officer of an
                           unaffiliated investment banking
                           firm from 1993 to 1996.

                               Present Office with the Trust;    Year First
                                   Principal Occupation or         Became
Name (Date of Birth)                   Employment(/1/)         an Officer(/2/)
--------------------           ------------------------------- ---------------

William F. Truscott            Vice President; Managing             2000
  (9/14/60)...................  Director, ZSI.

Robert D. Tymoczko (2/3/70)... Vice President; Senior Vice          2000
                                President, ZSI.

Richard L. Vandenberg          Vice President; Managing             1997
  (11/16/49).................. Director, ZSI; formerly, senior vice president and portfolio
                               manager with an unaffiliated
                               investment management firm.

-----------
(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

    The Trust pays the Independent Trustees an annual retainer (paid in quar-terly installments) and an attendance fee, plus expenses, for each Board meet-ing and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises each Ho-rizon Portfolio's investments, pays the compensation and expenses of its per-sonnel who serve as Trustees and officers on behalf of the Trust and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. However, the board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructur-ing of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time ben-efit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Trustees of the Fund who are not standing for re-election, will each receive such a one-time benefit. The amount received by a trustee on behalf of each fund for which he serves as a trustee ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper

Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approxi-mately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

    The following Compensation Table provides in tabular form the following data:
    Column (1) All Trustees who receive compensation from the Trust.

    Column (2) Aggregate compensation received by each Trustee from the Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

                              Compensation Table

                                                                     Total
                                                Aggregate      Compensation from
                                            Compensation from        Fund
Name of Trustee                                 the Trust      Complex(/2/)(/3/)
---------------                             -----------------  -----------------
James E. Akins............................. $69,157 (26 funds)     $195,480
James R. Edgar............................. $74,925 (26 funds)     $195,080
Arthur R. Gottschalk(/1/).................. $84,139 (26 funds)     $195,080
Frederick T. Kelsey........................ $77,276 (26 funds)     $200,300
Fred B. Renwick............................ $65,001 (26 funds)     $204,620
John G. Weithers........................... $84,294 (26 funds)     $239,180

-----------
(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total de-ferred fees (including interest thereon) payable from the Trust to Mr. Gottschalk are $267,256.
(2) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 funds. Each trustee currently serves on the boards of 16 Kemper trusts/corporations comprised of 58 funds.
(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,080 for Messrs. Akins, Edgar,
    Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees were borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR each nominee.

                 PROPOSALS 2 THROUGH 4: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees of the Trust, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by shareholders of each Horizon Portfolio with respect to such portfolio, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of each Horizon Portfolio to Kemper Total Return Portfolio, in exchange for shares of beneficial interest of Kem-per Total Return Portfolio; (b) the distribution of such shares to the share-holders of the corresponding Horizon Portfolio in complete liquidation of such Horizon Portfolio; and (c) the termination of each Horizon Portfolio. As a re-sult of the Reorganizations, each shareholder of a Horizon Portfolio will be-come a shareholder of Kemper Total Return Portfolio and will hold, immediately after the Reorganizations, shares of Kemper Total Return Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the applicable Horizon Portfolio on the Valuation Date. Each Horizon Portfolio's shareholders will vote separately on the reor-ganization of their Fund into Kemper Total Return Portfolio, with each Reorga-nization separate and distinct from the other. The Reorganization for each Ho-rizon Portfolio is not contingent upon approval by the other Horizon Portfo-lios' shareholders.

Background of the Reorganizations

    Each Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to its open-end, directly-distributed funds (the

"Scudder Funds") will benefit fund shareholders. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combina-tions may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganizations; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transactions--Board Approval of the Proposed Transactions" be-low.

    In determining whether to recommend that the shareholders of each Horizon Portfolio approve the Plan effecting the Reorganization relating to their Fund, the Board of Trustees considered that:

  . Given each Horizon Portfolio's relatively small size and ZSI's commit-ment to a streamlined family of funds, the Reorganization would allow shareholders to continue their investment in another fund as opposed to liquidation, which was less practical for funds serving as funding vehicles for VLI and VA contracts.

  . The combined fund would be subject to the lower fee schedule of Kemper Total Return Portfolio's investment management agreement.

  .  ZSI agreed to pay all of the costs of each Reorganization.

  . It is a condition of each Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE trans-action.

    For these reasons, as more fully described below under "The Proposed Transactions--Board Approval of the Proposed Transactions," the Board of Trustees, including the Independent Trustees, has concluded that:

  . each Reorganization is in the best interests of the applicable Horizon Portfolio and its shareholders; and

  . the interests of the existing shareholders of each Horizon Portfolio will not be diluted as a result of the Reorganization.

    Accordingly, the Board of Trustees unanimously recommends approval of the Plan effecting each Reorganization. If the Plan is not approved by a Horizon Portfolio with respect to such portfolio, that Fund will continue in existence unless other action is taken by the Board of Trustees.

Investment Objectives, Policies, and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of each Horizon Portfolio with Kemper Total Return Portfolio. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies, and restrictions of Kemper Total Re-turn Portfolio and the Horizon Portfolios (and, consequently, the risks of in-vesting in any of the Funds) differ. The investment objective of Kemper Total Return Portfolio is to seek high total return, a combination of income and capital appreciation. The investment objective of Kemper Horizon 5 Portfolio is to seek income consistent with capital preservation; growth of capital is a secondary goal. The investment objective of Kemper Horizon 10+ Portfolio is to seek a balance between growth of capital and income, consistent with moderate risk. The investment objective of Kemper Horizon 20+ Portfolio is to seek growth of capital, with income a secondary goal. Thus, the Funds offer a range of objectives from growth of capital to income to various combinations of in-come and growth. The investment objective of Kemper Total Return Portfolio may vary substantially from the objective of your current Horizon Portfolio. There can be no assurance that any Fund will achieve its investment objective. The Horizon Portfolios have different portfolio managers than Kemper Total Return Portfolio.

    Each of the Funds, including Kemper Total Return Portfolio, invests in a mix of securities including debt and equity; however, the investment alloca-tion of debt and equity securities varies by Fund. Kemper Horizon 5 Portfolio normally invests 40% of its net assets in equity securities and 60% in fixed-income securities. Kemper Horizon 10+ Portfolio normally invests 60% of its net assets in equity securities and 40% in fixed-income securities. Kemper Ho-rizon 20+ Portfolio normally invests 80% of its net assets in equity securi-ties and 20% in fixed-income securities. Kemper Total Return Portfolio does not target any particular allocation between debt and equity securities. The percentage of assets invested in specific categories of fixed-income and equity securities for Kemper Total Return Portfolio varies from time to time depending on the judgment of the manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Kem-per Total Return Portfolio may shift the proportion of its holdings, at dif-ferent times favoring stocks or bonds (and within those asset classes, differ-ent types of securities), while still maintaining variety in terms of the se-curities, issuers and economic sectors represented.

 Equity Investments

    Each Horizon Portfolio normally seeks to allocate approximately 70% of its equity investments in U.S. securities and 30% of its equity investments in foreign securities. Kemper Total Return Portfolio does not have a target allo-cation and may invest up to 25% of its total assets in foreign securities, al-though, generally, most of its assets are from U.S. issuers.

    When choosing U.S. stocks, the managers of each Horizon Portfolio use pro-prietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. Kemper Total Return Portfolio fa-vors large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective manage-ment, among other factors. Based on market, economic and other factors, the managers of the Horizon Portfolios determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category. Kemper Total Return Portfolio generally invests in growth stocks.

    When selecting foreign stocks, the managers of each Horizon Portfolio gen-erally focus on established companies in countries with developed economies, although such Fund may invest in stocks of any size and from any country. Kem-per Total Return Portfolio follows the same strategy for domestic and foreign stocks, favoring large companies with a history of above-average growth, at-tractive prices relative to potential growth, sound financial strength and ef-fective management, among other factors.

 Fixed-Income Investments

    Each Fund may invest in corporate debt securities, U.S. government securi-ties, government agency securities (including mortgage- and asset-backed), bank obligations and cash equivalents as part of its main investment strategy. However, Kemper Total Return Portfolio does not require, as each Horizon Port-folio does, that all of its fixed-income securities be denominated in U.S. dollars.

    The credit quality of the Funds' fixed-income investments may differ. Each Horizon Portfolio requires 90% of its fixed-income portion to be in the top four credit grades (i.e., "investment grade"), with an average dollar-weighted credit quality within the top two credit grades. Normally, Kemper Total Return Portfolio's bond component consists mainly of investment-grade bonds; however, up to 35% of its total assets may be invested in junk bonds (i.e., BB or be-low).

    The Funds' fixed-income investments also vary in terms of duration. The duration of each Horizon Portfolio's fixed-income portion of investments is generally kept between 1.5 and 3.5 years, with an average of approximately 2.5 years. Kemper Total Return Portfolio may invest in bonds of any duration.

    Each Fund may invest in derivatives, although none of the Funds uses de-rivatives as principal investments.

    The Funds' fundamental and non-fundamental investment restrictions, as such restrictions are set forth in the Funds' statement of additional informa-tion, are identical. Investors should refer to the Trust's statement of addi-tional information for a more detailed description of the Funds' investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for each Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturi-ties at the time of acquisition of one year or less), for the fiscal year ended December 31, 1999, is listed in the chart immediately below. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

                         Turnover Rates for the Funds
                            as of December 31, 1999

        Acquiring Portfolio                         Acquired Portfolio
        -------------------                         ------------------
Kemper Total Return Portfolio     80%       Kemper Horizon 5 Portfolio         33%
Kemper Total Return Portfolio     80%       Kemper Horizon 10+ Portfolio       50%
Kemper Total Return Portfolio     80%       Kemper Horizon 20+ Portfolio       62%

Comparative Considerations

    The portfolio characteristics of Kemper Total Return Portfolio after each Reorganization will reflect the blended characteristics of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio that are proposed to be combined into Kemper Total Return Portfolio. The fol-lowing characteristics for each Fund reflect the portfolio allocation of each Horizon Portfolio's investments as of December 31, 2000. The table also re-flects the blended portfolio characteristics of all Horizon Portfolios into the Kemper Total Return Portfolio, giving effect to each Reorganization.

                          Portfolio Allocation(/1/)
                           (As a % of Net Assets)
                                                      Kemper
                    Kemper     Kemper      Kemper      Total
                   Horizon 5 Horizon 10+ Horizon 20+  Return      Pro Forma
                   Portfolio  Portfolio   Portfolio  Portfolio (Combined)(/2/)
                   --------- ----------- ----------- --------- ---------------
Fixed Income(/3/)      60%        40%         20%        40%         40%
 AAA                  100%       100%        100%        77%         80%
 AA                     0          0           0          1%          1%
 A                      0          0           0          7%          6%
 BBB                    0          0           0          6%          5%
 Below BBB              0          0           0          9%          8%
Equity                 40%        60%         80%        60%         60%
 International         12%        18%         24%         1%          3%
 U.S.                  28%        42%         56%        59%         57%
  Growth               42%        40%         41%        53%         52%
  Value                58%        60%         59%        47%         48%

-----------
(1) Each Horizon Portfolio's equity portion normally consists of 30% interna-tional securities and 70% U.S. securities. The U.S. equity portion for each Horizon Portfolio is normally invested between 40% and 60% in both growth stocks and value stocks. Kemper Total Return Portfolio invests in a mix of growth stocks and bonds, with up to 25% of its total assets in foreign securities.
(2) Reflects the blended characteristics of all Horizon Portfolios into Kem-per Total Return Portfolio assuming each Reorganization took place on De-cember 31, 2000. This is provided for informational purposes only. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.
(3) Credit ratings represent the higher of ratings by Moody's and S&P. See Annex A to the Statement of Additional Information for a general descrip-tion of Moody's and S&P's ratings.

Performance

    The following table shows how each Fund's returns over different periods average out. The table does not reflect sales loads or fees associated with a separate account that invests in the Funds or any insurance contract for which a Fund is an investment option; if it did, returns would be lower. For con-text, the table also includes broad-based market indexes (which, unlike the Funds, do not have any fees or expenses). The performance of each Fund and the indexes varies over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distribu-tions.

                          Average Annual Total Return
                    For the Periods Ended December 31, 2000

                                                     Past 5  Past 10   Since
                                           Past Year Years    Years  Inception*
                                           --------- ------  ------- ----------
Kemper Horizon 5 Portfolio                   (0.28)%   N/A      N/A     7.77%
Kemper Horizon 10+ Portfolio                 (4.84)%   N/A      N/A     8.98%
Kemper Horizon 20+ Portfolio                 (9.07)%   N/A      N/A    10.02%
Kemper Total Return Portfolio                (2.63)% 12.58%   12.45%     N/A
Comparative Index for the Horizon
 Portfolios and Kemper Total Return
 Portfolio: LBG/CB(/1/)                       11.85%  6.24%    8.00%    7.40%
Comparative Index for the Horizon
 Portfolios and Kemper Total Return
 Portfolio: S&P 500(/2/)                     (9.10)% 18.33%   17.46%   18.03%
Comparative Index for Kemper Total Return
 Portfolio: Russell 1000 Growth
 Index(/3/)                                 (22.42)% 18.15%   17.33%     N/A

-----------
* Inception date of each Horizon Portfolio is May 1, 1996. Index comparisons begin April 30, 1996.
(1) The Lehman Brothers Government/Corporate Bond (LBG/CB) Index is an unman-aged index that includes intermediate and long-term government and in-vestment-grade corporate debt securities.
(2) The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitaliza-tion-weighted index that includes 500 large-cap U.S. stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all ma-jor industries.
(3) The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

    Total return for each of the Horizon Portfolios would have been lower dur-ing the "Since Inception" period noted in the table above if the Investment Manager had not maintained expenses during the 1996 fiscal period.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by the Funds' Trustees. ZSI is a Delaware corpora-tion located at 345 Park Avenue, New York, New York 10154.

    Pursuant to separate contracts, the Funds pay the Investment Manager an investment management fee, although the fee rates differ. Kemper Total Return Portfolio pays the Investment Manager a fee at an annual rate of 0.55% of its average daily net assets payable monthly. As of December 31, 1999, Kemper To-tal Return Portfolio had total net assets of $952,485,000. For the fiscal year ended December 31, 1999, Kemper Total Return Portfolio paid the Investment Manager a fee of 0.55% of its average daily net assets.

    Each Horizon Portfolio pays the Investment Manager a fee at an annual rate of 0.60% of each Horizon Portfolio's average daily net assets payable monthly. However, the Investment Manager has contractually agreed to waive all or a portion of each Horizon Portfolio's expenses through April 30, 2001 in order to limit each Horizon Portfolio's total operating expenses expressed as a per-centage of average daily net assets as follows: 0.97% for Kemper Horizon 5 Portfolio, 0.83% for Kemper Horizon 10+ Portfolio and 0.93% for Kemper Horizon 20+ Portfolio. As of December 31, 1999, the total net assets for Kemper Hori-zon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio were $42,630,000, $66,963,000 and $37,409,000, respectively. For the fiscal year ended December 31, 1999, Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio each paid the Investment Manager a fee of 0.60% of its average daily net assets.

    The fee schedule for the combined fund after the Reorganizations will be identical to the current fee schedule for Kemper Total Return Portfolio.

Comparison of Expenses

    The table and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Kemper Total Return Portfolio, and compare these with the expenses of each Horizon Portfolio. As indicated below, it is expected that the total expense ratio of Kemper Total Return Portfolio following the Reorganizations will be lower than the current expense ratio of each Horizon Portfolio. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000, and on a pro forma basis as of that date and for the twelve month period then ended, assuming each Reorganization had been in effect for that period.

                           Expense Comparison Table
                  Annual Fund Operating Expenses (Unaudited)

                                                             Kemper
                           Kemper     Kemper      Kemper      Total
                          Horizon 5 Horizon 10+ Horizon 20+  Return      Pro Forma
Annual Fund Operating     Portfolio  Portfolio   Portfolio  Portfolio (Combined)(/1/)
 Expenses                 --------- ----------- ----------- --------- ---------------
 (as a % of average net
  assets)
Management Fees.........     0.60%     0.60%        0.60%     0.55%        0.55%
Distribution and/or
 Service (12b-1) Fees...     None      None         None      None         None
Other Expenses..........     0.24%     0.12%        0.25%     0.07%        0.07%
Total Annual Fund
 Operating Expenses.....     0.84%     0.72%        0.85%     0.62%        0.62%
Expense Example of Total
 Operating Expenses at
 the End of the
 Period(/2/)
One Year................   $   86      $ 74       $   87      $ 63         $ 63
Three Years.............   $  268      $230       $  271      $199         $199
Five Years..............   $  466      $401       $  471      $346         $346
Ten Years...............   $1,037      $894       $1,049      $774         $774

-----------
Notes to Expense Comparison Table:
(1) The Pro Forma column reflects expenses estimated for the combined fund subsequent to each Reorganization and reflects the effect of each Reorga-nization.
(2) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, to-tal operating expenses remain the same and redemption at the end of each period. This is only an example; your actual expenses will be different.

Financial Highlights

    For management's discussion of Kemper Total Return Portfolio's performance for the fiscal year ended December 31, 1999, please refer to Exhibit B at-tached hereto.

    The financial highlights table for Kemper Total Return Portfolio, which is intended to help you understand Kemper Total Return Portfolio's financial per-formance for at least the past five years, is attached hereto as Exhibit C.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Kem-per Total Return Portfolio, Kemper Distributors, Inc. ("KDI"), 222 South Riv-erside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, will act as principal underwriter and distributor for the shares of the combined fund and will act as agent of the combined fund in the continuous offering of its shares. As agent, KDI will offer shares of the combined fund on a continu-ous basis to the separate accounts of Participating Insurance Companies in all states in which the combined fund or the Trust may from time to time be regis-tered or where permitted by applicable law. After the Reorganizations, KDI will continue to accept orders for shares of the combined fund at net asset value without a sales commission and on a no-load basis.

Purchases and Redemptions

    The purchase and redemption procedures and privileges of Kemper Total Re-turn Portfolio, giving effect to each Reorganization, will be identical to those of the Horizon Portfolios.

    The separate accounts of the Participating Insurance Companies place or-ders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer re-quests to be effected on that day pursuant to VLI and VA contracts. The shares of each Fund are purchased and redeemed at the net asset value of the applica-ble Fund's shares determined that same day or, in the case of an order not re-sulting automatically from contract transactions, next determined after an or-der in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of a Partic-ipating Insurance Company.

    No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or re-deem shares of the combined fund. Please see the Funds' prospectuses for addi-tional information.

Dividends and Other Distributions

    Each Fund normally declares and distributes dividends of net investment income annually. Each Fund distributes any net realized short-term and long-term capital gains at least annually. Each Fund may make an additional distri-bution if necessary. Dividends and distributions of each Fund are invested in additional shares of that Fund at net asset value and credited to the share-holders' account on the payment date unless an election is made on behalf of a separate account to receive dividends and capital gains distributions in cash.

    If the Plan is approved by a Horizon Portfolio's shareholders, that Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Tax Consequences

    As a condition to each Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization to the effect that, based upon certain facts, assumptions, and representations, each Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by a Horizon Portfolio or its shareholders as a direct result of the Reorganization. See "The Proposed Transactions--Federal Income Tax Consequences" below.

                                 *     *     *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganizations. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectus and statement of additional information of Kemper Total Return Portfolio, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because there are substantial differences in the investment objectives, policies and strategies of the Kemper Total Return Portfolio and the Horizon Portfolios, there are also substantial differences in the principal risks of the Funds. The principal risks of Kemper Total Return Portfolio are stock mar-ket risk, particularly for growth stocks, interest rate risk, credit risk and foreign stock risk. The principal risks of Kemper Horizon 5 Portfolio are bond market risk, interest rate risk, credit risk and stock market risk. The prin-cipal risks of Kemper Horizon 10+ Portfolio are stock market risk, foreign stock risk, bond market risk, interest rate risk and credit risk. The princi-pal risks of Kemper Horizon 20+ Portfolio are stock market risk, foreign stock risk, bond market risk, interest rate risk and credit risk.

    Stock market risk depends on many influences, including economic, politi-cal and demographic trends. When stock prices fall, the value of your invest-ment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies. Foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and politi-cal and economic uncertainty.

    Although Kemper Total Return Portfolio and the Horizon Portfolios each may invest in common stocks, their portfolio holdings are expected to differ con-siderably in terms of market capitalization, style (i.e., growth versus value) and foreign exposure. Because different segments of the stock market (e.g., large cap and small cap) and different investment styles (e.g., growth versus value) may react quite differently to economic and other factors, the risks of the Funds are expected to vary.

    Bond market risk depends on interest rates, credit quality of issuers and other factors. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. In addition, because Kemper Total Return Portfolio may invest in bonds of any duration (a measure of sensitivity to interest rates), the Fund may at times have greater exposure to interest rate risk than the Horizon Portfolios. Some bonds could be paid off earlier than expected, which would hurt the Funds' performance; with mort-gage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the Funds' share price and yield. All bonds are also subject to credit risk, which is the risk that interest and principal will not be repaid. Corporate bonds could perform less well than other bonds in a weak economy. To the extent that Kemper Total Return Portfolio invests in non-U.S. dollar-denominated fixed-income securities, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by, among other things, changes in foreign currency exchange rates and ex-change control regulations, and the Fund may incur costs in converting between various currencies in connection with purchases and sales of foreign securi-ties.

    Kemper Total Return Portfolio may invest more heavily in high yield secu-rities or "junk bonds" than the Horizon Portfolios and is more susceptible to the credit risks of investing in junk bonds. Investments in junk bonds entail relatively greater risk of loss of income and principal than investments in higher-rated securities and may fluctuate more in value.

    The Funds are not insured or guaranteed by the FDIC or any other govern-ment agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies, and Restrictions of the Funds" above, and the prospectuses and statement of additional informa-tion for the Funds.

III. THE PROPOSED TRANSACTIONS

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Horizon Portfolios to Kemper Total Return Portfolio, in exchange for that number of full and fractional shares having an aggregate net asset value equal to the aggregate net asset value of the shares of each Horizon

Portfolio as of the close of business on the Valuation Date. Kemper Total Re-turn Portfolio will assume all of the liabilities of each Horizon Portfolio. Each Horizon Portfolio will distribute the shares received in the exchange to the shareholders of that Horizon Portfolio in complete liquidation of that Fund. That Horizon Portfolio will then be terminated.

    Upon completion of the Reorganizations, each shareholder of a Horizon Portfolio will own that number of full and fractional shares having an aggre-gate net asset value equal to the aggregate net asset value of such sharehold-er's shares held in that Horizon Portfolio as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper Total Re-turn Portfolio identical in all material respects to the account currently maintained by the relevant Horizon Portfolio for such shareholder.

    In the interest of economy and convenience, shares issued to each Horizon Portfolio's shareholders in the Reorganizations will be in uncertificated form. If shares of any Horizon Portfolio are represented by certificates prior to the Closing, such certificates should be returned to the Horizon Portfo-lios' shareholder servicing agent. Any shares of Kemper Total Return Portfolio distributed in the Reorganizations to shareholders in exchange for certifi-cated shares of a Horizon Portfolio may not be transferred, exchanged, or re-deemed without delivery of such certificates.

    Until the Closing, shareholders of each Horizon Portfolio will continue to be able to redeem their shares at the net asset value next determined after receipt by the Funds' transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of shares of Kemper Total Return Portfolio received by the share-holder in connection with such Reorganization.

    The obligations of the Trust on behalf of the respective Funds under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contem-plated by the Plan. Each Fund is in the process of making the necessary fil-ings. To provide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by a party if the Closing has not oc-curred by July 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by a party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with a Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper Total Return Portfolio to be issued to the applicable Horizon Portfolio in the Plan to the detriment of that Horizon Portfolio's shareholders without their approval. For a complete description of the terms and conditions of each Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transactions

    As discussed above, the Reorganizations are part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganizations to the Independent Trustees of the Trust at a meeting held on May 24, 2000, see "Synopsis--Back-ground of the Reorganizations" above. This initiative included several major components:

(i) A change in branding to offer virtually all funds advised by ZSI under the Scudder Investments name, with a concentration on intermediary distribu-tion;

(ii) The combination of funds with similar investment objectives and policies, including in particular, the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

(iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

(iv) The implementation of an administration agreement for certain Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment man-agement agreement) and most expenses; and

(v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Trust reviewed the potential implications of these proposals for each Horizon Portfolio as well as the various other funds for which they serve as board members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numer-ous occasions (including committee meetings) to review and discuss these pro-posals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numer-ous changes to ZSI's proposals.

    Following the conclusion of this process, the Independent Trustees of the Trust, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit ele-ments of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of each Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that each Reorganization be approved by the applicable Horizon Port-folio's shareholders.

    In determining whether to recommend that the shareholders of each Horizon Portfolio approve their Reorganization, the Board of Trustees considered, among other factors, that:

  . Given each Horizon Portfolio's relatively small size and ZSI's commit-ment to a streamlined family of funds, the Reorganization would allow shareholders to continue their investment in another fund as opposed to liquidation, which was less practical for funds serving as funding ve-hicles for VLI and VA contracts.

  . The combined fund would be subject to the lower fee schedule of Kemper Total Return Portfolio's investment management agreement.

  .  ZSI agreed to pay all of the costs of each Reorganization.

  . It is a condition of each Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE trans-action.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of each Horizon Portfolio, including comparisons between the expenses of each Horizon Portfolio and the estimated operating expenses of Kemper Total Return Portfolio, and between the estimated operating expenses of Kemper Total Return Portfolio and other mutual funds with similar investment objectives; (b) the terms and conditions of each Reor-ganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objec-tives, policies, restrictions and portfolios; (d) the service features avail-able to shareholders of each Fund; (e) prospects for Kemper Total Return Port-folio to attract additional assets; (f) the investment performance of each Fund; and (g) the potential costs of any necessary rebalancing of each Fund's portfolio.

    As part of their analysis, the Trustees considered costs of each Reorgani-zation to be borne by existing shareholders. ZSI agreed to bear all of the an-ticipated costs of each Reorganization. The costs include board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs, but do not include SEC registration fees and brokerage costs, which will be paid by Kemper Total Return Portfolio.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with each Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that each Horizon Portfo-lio's participation in the applicable Reorganization would be in the best in-terests of that Horizon Portfolio and would not dilute the interests of that Horizon Portfolio's shareholders. The Board of Trustees, including the Inde-pendent Trustees, unanimously recommends that shareholders of the Horizon Portfolios approve the Reorganizations.

Description of the Securities to Be Issued

    Kemper Total Return Portfolio is a series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated January 22, 1987, as amended. The Trust's authorized capital consists of an unlimited num-ber of shares of beneficial interest, all having no par value per share. The Trustees of the Trust are authorized to divide the Trust's shares into sepa-rate series. Kemper Total Return Portfolio is one of twenty-six series of the Trust that the Board has created to date. The Trustees of the Trust are also authorized to further divide the shares of the series of the Trust into clas-ses. Currently, the Trust does not offer a multiple class structure.

    Each share of a series of the Trust, such as Kemper Total Return Portfo-lio, represents an interest that is equal to and proportionate with each other share of that series. Shareholders of a series are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no differences between the rights of shareholders of each Horizon Portfolio and the rights of shareholders of Kemper Total Return Portfolio.

Federal Income Tax Consequences

    The Reorganizations in Proposals 2 through 4 are conditioned upon the re-ceipt by each Horizon Portfolio and Kemper Total Return Portfolio of an opin-ion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions, and representations of the parties, for federal income tax purposes: (i) the transfer to Kemper Total Return Portfolio of all or substantially all of the assets of each Horizon Portfolio in exchange solely for shares of beneficial interest of Kemper Total Return Portfolio and the assumption by Kemper Total Return Portfolio of all of the liabilities of the applicable Horizon Portfolio, followed by the distribution of such shares to that Horizon Portfolio's shareholders in exchange for their shares of that Horizon Portfolio in complete liquidation of that Horizon Portfolio, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper Total Return Portfolio and each Horizon Portfolio will each be "a party to a reorganiza-tion" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by any Horizon Portfolio upon the transfer of all or sub-stantially all of its assets to Kemper Total Return Portfolio in exchange solely for shares of beneficial interest of Kemper Total Return Portfolio and the assumption by Kemper Total Return Portfolio of all of the liabilities of the applicable Horizon Portfolio or upon the distribution of such shares to shareholders of that Horizon Portfolio in exchange for their shares of that Horizon Portfolio; (iii) the basis of the assets of each Horizon Portfolio in the hands of Kemper Total Return Portfolio will be the same as the basis of such assets of the applicable Horizon Portfolio immediately prior to the transfer; (iv) the holding period of the assets of each Horizon Portfolio in the hands of Kemper Total Return Portfolio will include the period during which such assets were held by the applicable Horizon Portfolio; (v) no gain or loss will be recognized by Kemper Total Return Portfolio upon the receipt of the assets of a Horizon Portfolio in exchange for shares of beneficial in-terest of Kemper Total Return Portfolio and the assumption by Kemper Total Re-turn Portfolio of all of the liabilities of that Horizon Portfolio; (vi) no gain or loss will be recognized by the shareholders of a Horizon Portfolio upon the receipt of the shares of beneficial interest of Kemper Total Return Portfolio solely in exchange for their shares of that Horizon Portfolio as part of the transaction; (vii) the basis of the shares received by each share-holder of an applicable Horizon Portfolio will be the same as the basis of the shares of the applicable Horizon Portfolio exchanged therefor; and (viii) the holding period of the shares received by each shareholder of an applicable Ho-rizon Portfolio will include the holding period during which the shares of the applicable Horizon Portfolio exchanged therefor were held, provided that at the time of the exchange the shares of that Horizon Portfolio were held as capital assets in the hands of such shareholder of that Horizon Portfolio.

    After the Closing, Kemper Total Return Portfolio may dispose of certain securities received by it from the Horizon Portfolios in connection with the Reorganizations, which may result in transaction costs and capital gains.

    While the Horizon Portfolios are not aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganizations will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099. Certain legal matters concern-ing the issuance of shares of Kemper Total Return Portfolio will be passed on by Dechert, Ten Post Office Square--South, Boston, Massachusetts 02109.

Capitalization

    The following table shows on an unaudited basis the capitalization of Kem-per Total Return Portfolio, Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganizations(/1/):

                            Kemper      Kemper      Kemper      Kemper
                         Total Return  Horizon 5  Horizon 10+ Horizon 20+  Pro Forma    Pro Forma
                          Portfolio    Portfolio   Portfolio   Portfolio  Adjustments   (Combined)
                         ------------ ----------- ----------- ----------- ----------- --------------
Net Assets.............. $903,231,490 $37,433,033 $57,148,438 $30,285,801             $1,028,098,762
Shares Outstanding......  333,800,914  30,540,183  43,864,784  22,494,841 50,823,324     379,877,398
Net Asset Value Per
 Share.................. $       2.71 $      1.23 $      1.30 $      1.35             $         2.71

-----------
(1) Assumes the Reorganizations had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper Total Return Portfolio will be received by the shareholders of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio or Kemper Horizon 20+ Portfolio on the date the Reorganizations take place, and the foregoing should not be relied upon to reflect the number of shares of Kemper Total Return Portfolio that actually will be received on or after such date.

       The Board of Trustees unanimously recommends that shareholders of each Horizon Portfolio vote in favor of the Proposal that relates to the Reorganization of their Fund into Kemper Total Return Portfolio.

           PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF
                             INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP to act as independent auditors of each Horizon Port-folio for such portfolio's current fiscal year and recommends that sharehold-ers ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be avail-able to respond to appropriate questions posed by shareholders or management.

    The Board of Trustees unanimously recommends that shareholders of each Horizon Portfolio vote in favor of this Proposal 5.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trust, the Funds and the Reorganizations has been filed with the SEC and may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or by calling 1-800-778-1482.

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, files reports, proxy material, and other information about each of the Funds with the SEC. Such reports, proxy material, and other information filed by the Trust can be inspected and copied at the Public Reference Room main-tained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Cen-ter, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Of-fice, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commis-sion, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) that contains the prospectuses and statement of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statement of additional information, and other information about the Trust and the Funds.

General

    Proxy Solicitation. As discussed above, shares of each Horizon Portfolio are offered only to Participating Insurance Companies to fund benefits under their VA contracts and VLI contracts (each a "Contract"). Accordingly, as of the close of business on January 26, 2001, shares of each Horizon Portfolio were held by separate accounts, or subaccounts thereof, of various Participat-ing Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individ-uals participate (collectively, "Participants"). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through vot-ing). A Participating Insurance Company must vote the shares of each Horizon Portfolio held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of each applicable Horizon Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against, or abstaining, in the same proportion as the shares of each applica-ble Horizon Portfolio for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of each applicable Horizon Portfolio held under the Contract, for, against, or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement/Prospectus is used to solicit instructions from Participants for voting shares of each Horizon Portfolio, as well as for soliciting proxies from the Participating Insurance Companies and the actual shareholders of each Horizon Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement/Prospectus.

    Any shareholder of a Horizon Portfolio giving a proxy has the power to re-voke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Zurich Scudder Investments, Inc., at the address for the Funds shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Horizon Portfolio. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Partici-pant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting direc-tions in any voting instruction that is signed and returned, they may vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Trust (for a trust-wide vote) or a Horizon Portfolio (for a fund-wide vote) entitled to be cast shall be neces-sary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or a Horizon Portfolio's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been vot-ed. Broker non-votes are proxies received by a Horizon Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting on such election. The vote for the election of Trustees will be determined based upon the results of the voting of shares of each series of the Trust, voting as a single class. The votes of shareholders of certain series of the Trust are being solicited through separate proxy statements. Each Horizon Portfolio will vote separately on the Proposal relating to its reorganization into Kemper Total Return Port-folio. Approval of Proposals 2 through 4 requires the affirmative vote of the holders of a majority of the applicable Horizon Portfolio's shares outstanding and entitled to vote thereon. Approval of Proposal 5, with respect to each Ho-rizon Portfolio, requires the affirmative vote of a majority of the shares of that Horizon Portfolio voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 5, and will have the effect of a "no" vote on Proposals 2 through 4.

    Holders of record of shares of each Horizon Portfolio at the close of business on January 26, 2001 will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 1 hereto sets forth the number of outstanding shares of each series of the Trust as of December 31, 2000.

    To the best of the Trust's knowledge, as of November 30, 2000, each execu-tive officer, nominee and Trustee of the Trust individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each series of the Trust. Appendix 2 hereto sets forth the benefi-cial owners of 5% or more of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Trust, as of November 30, 2000. To the best of the Trust's knowledge, as of November 30, 2000, no person owned beneficially 5% or more of the outstanding shares of the applicable Fund or the shares of any other series of the Trust, except as stated on Appendix 2.

    Proxy solicitation costs will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of ZSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Share-holder Communications Corporation ("SCC") also has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,000. As the Meeting date approaches, certain shareholders of the Fund, if their votes have not yet been received, may receive a telephone call from a representative of SCC re-questing that they submit the proxy card(s) or voting instruction form(s) originally sent with the Proxy Statement/Prospectus. Should shareholders re-quire additional information regarding the proxy or replacement proxy card(s) or voting instruction form(s), they may contact SCC toll-free at 1-877-389-2214. Any proxy given by a shareholder is revocable until voted at the Meet-ing.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Trust and/or the ap-plicable Horizon Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTING IN-STRUCTION FORM(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    By Order of the Board,

    /s/ Maureen E. Kane

    Maureen E. Kane
    Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER TOTAL RETURN PORTFOLIO'S
             PERFORMANCE

 EXHIBIT C:  FINANCIAL HIGHLIGHTS TABLE FOR KEMPER TOTAL RETURN PORTFOLIO

 APPENDIX 1: FUND SHARES OUTSTANDING

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [     ], 2001, by and among Kemper Variable Series (the
"Trust"), a Massachusetts business trust, on behalf of each of Kemper Total Return Portfolio (the "Acquiring Fund"), Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio (each an "Acquired Fund" and collectively the "Acquired Funds" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), and Zurich Scudder Invest-ments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Para-graph 10.2 of the Agreement only). Each Fund is a separate series of the Trust. The principal place of business of the Trust is Two International Place, Boston, Massachusetts 02110-4103.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganizations (each, a "Re-organization" and collectively, the "Reorganizations") will consist of the transfer of all or substantially all of the assets of each Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of each Ac-quired Fund and the distribution of the Acquiring Fund Shares to the share-holders of each Acquired Fund in complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of each Acquired Fund, and the Trust with respect to that Acquired Fund, are not contingent upon the satisfaction by any other Acquired Fund of its obligations under this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF EACH ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to each Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Ac-quired Fund's assets net of any liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabili-ties of each Acquired Fund, including, but not limited to, any deferred com-pensation to the Acquired Fund board members. All Acquiring Fund Shares deliv-ered to the Acquired Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of each Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of such Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by each Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. Each Acquired Fund will endeavor to discharge all of its known lia-bilities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, each Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Ac-quired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be can-celled on the books of the Acquired Fund, although share certificates repre-senting interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Ac-quiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of an Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of each Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to each Acquired Fund.

    2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation proce-dures referred to in section 2.1.

    2.3. The number of Acquiring Fund Shares to be issued (including frac-tional shares, if any) in exchange for the Assets shall be determined by di-viding the value of the Assets with respect to shares of the applicable Ac-quired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be May 1, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square--South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. Each Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for each Acquired Fund, shall deliver at the Closing a certificate of an autho-rized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund's portfolio securities represented by a certificate or other written in-strument shall be presented by the custodian for each Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by each Acquired Fund as of the Closing Date by each Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to consti-tute good delivery thereof. Each Acquired Fund's portfolio securities and in-struments deposited with a securities depository, as defined in Rule 17f-4 un-der the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. State Street, as transfer agent for each Acquired Fund, on behalf of each Acquired Fund, shall deliver at the Closing a certificate of an autho-rized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such share-holder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or each Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to shares of the Acquiring Fund or an Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and re-porting shall have been restored.

    3.6. The liabilities of each Acquired Fund shall include all of such Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to such Acquired Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Trust, on behalf of each Acquired Fund, represents and warrants to the Acquiring Fund as follows:

    (a) The Trust is a voluntary association with transferable shares com-monly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qual-ified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

    (b) The Trust is registered with the Commission as an open-end manage-ment investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all mate-rial respects with the 1940 Act and the rules and regulations thereunder;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

    (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in vio-lation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a de-fault under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, inden-ture, instrument, contract, lease, judgment or decree to which the Ac-quired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, un-der Massachusetts law, Acquired Fund Shareholders, under certain circum-stances, could be held personally liable for obligations of the Acquired
  Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Ac-quiring Fund has received notice at or prior to the Closing, and upon de-livery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the ap-proval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (m) The information to be furnished by the Acquired Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or lo-cal regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

    (o) The proxy statement of the Acquired Fund to be included in the Reg-istration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to each Acquired Fund as follows:

    (a) The Trust is a voluntary association with transferable shares com-monly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qual-ify would not have material adverse effect on the Trust or Acquiring Fund. The Acquiring

  Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

    (b) The Trust is registered with the Commission as an open-end manage-ment investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all mate-rial respects with the 1940 Act and the rules and regulations thereunder;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

    (d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result (i) in violation of Massachu-setts law or of the Trust's Declaration of Trust, as amended, or By-Laws,
  (ii) in a violation or breach of, or constitute a default under, any mate-rial agreement, indenture, instrument, contract, lease or other undertak-ing known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instru-ment, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or as-sets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the pro-visions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to con-summate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent lia-bilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Ac-quiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly autho-rized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-as-sessable (recognizing that, under Massachusetts law, Acquiring Fund Share-holders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

    (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will con-stitute a valid and binding obligation of the Trust, on behalf of the Ac-quiring Fund, enforceable in accordance with its terms, subject, as to en-forcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (n) The information to be furnished by the Acquiring Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

    (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

    (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

    5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agree-ment being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquired Fund and Ac-quiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's in-vestment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to each Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to each Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. Each Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than March 14, 2001.

    5.4. Each Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. Each Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests con-cerning the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reason-ably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. Each Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. Each Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by an Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desir-able in order to (i) vest and confirm to the Acquired Fund title to and pos-session of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, each Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. Each Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that each transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor an Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and each Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, each Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

    With respect to each Reorganization, the obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Trust, on behalf of the Ac-quiring Fund, contained in this Agreement shall be true and correct in all ma-terial respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than an

Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquir-ing Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to each Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the repre-sentations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other mat-ters as the Acquired Fund shall reasonably request.

    6.3. Each Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) The Trust has been duly formed and is an existing business trust;
  (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any indepen-dent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the oper-ations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and
  (iii) all regulatory consents, authorizations, approvals or filings re-quired to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pur-suant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquired Funds and the Acquiring Fund.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    With respect to each Reorganization, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Trust, on behalf of each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against an Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to any Acquired Fund which an Acquired Fund reasonably believes might result in such litigation.

    7.2. Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the rep-resentations and warranties of the Trust with respect to each Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, ex-cept as they may be affected by the transactions contemplated by this Agree-ment, and as to such other matters as the Acquiring Fund shall reasonably re-quest.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) The Trust has been duly formed and is an existing business trust;
  (b) each Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's regis-tration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, vio-late the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation,
  (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust,
  (ii) the Trust is duly registered as an investment company with the Com-mission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquired Funds and the Acquiring Fund.

    7.5. Each Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to each Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, as amended, and By-Laws, ap-plicable Massachusetts law and the 1940 Act, and certified copies of the reso-lutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor an Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or an Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not in-volve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or an Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each Acquired Fund and the Acquiring Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquir-ing Fund of all or substantially all of the assets of the Acquired Fund in ex-change solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribu-tion of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Ac-quired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Ac-quiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Ac-quired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding pe-riod of Acquiring Fund Shares received by Acquired Fund Shareholders will in-clude the holding period during which the shares of the Acquired Fund ex-changed therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Ac-quired Fund Shareholders. The delivery of such opinion is conditioned upon re-ceipt by Willkie Farr & Gallagher of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor an Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless each Ac-quired Fund and each of such Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect there-to) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. Each Acquired Fund agrees to indemnify and hold harmless the Acquir-ing Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

10. FEES AND EXPENSES

    10.1. The Trust, on behalf of each of the Acquired Funds and the Acquiring Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will pay all the expenses associated with each Reorganization. Any such expenses which are so borne by ZSI will be solely and directly re-lated to a Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, in-curred in connection with a Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. Each Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction to such party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agree-ment or made a material and intentional misrepresentation herein or in connec-tion herewith. In the event of any such termination, this Agreement shall be-come void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of an Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of each Acquired Fund Shareholders called by the Acquired Funds pursuant to section 5.3 of this Agreement, no such amend-ment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund

Shareholders under this Agreement to the detriment of such shareholders with-out their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the applicable Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South River-side Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and each Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Board members, share-holders, nominees, officers, agents, or employees of the Trust or the Funds personally, but bind only the respective property of the Funds, as provided in the Trust's Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obliga-tions of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trust or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                Kemper Variable Series
                                       on behalf of Kemper Horizon 5
                                       Portfolio, Kemper Horizon 10+ Portfolio
                                       and Kemper Horizon 20+ Portfolio

------------------------------------   ----------------------------------------
             Secretary                 By:
                                           ------------------------------------
                                       Its:
                                            -----------------------------------

Attest:                                Kemper Variable Series
                                       on behalf of Kemper Total Return
                                       Portfolio

------------------------------------   ----------------------------------------
             Secretary                 By:
                                           ------------------------------------
                                       Its:
                                            -----------------------------------

Agreed to and Acknowledged Only With
Respect To Paragraph 10.2 Hereto

Zurich Scudder Investments, Inc.

------------------------------------
By:
    --------------------------------
Its:
     -------------------------------

                                                                       EXHIBIT B
                         MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE
                         -------------------------------------------------------
                                                               December 31, 1999

Management Summary and Performance Update

Kemper Total Return Portfolio

The Kemper Total Return Portfolio stuck to its stock selection discipline in 1999, which helped us find good performers in nearly every stock sector despite the market's fairly narrow focus on a relatively small group of large-capitalization names.

Among the positive notes during the year were the performance of our technology and telecommunications holdings, supplemented by healthy returns from select broadcasting and biotech names as well.

We have also focused of late on attractively priced stocks in areas that we believe will benefit from strong consumer confidence, including the retail, leisure, entertainment, consumer services and media sectors. On the downside, consumer-staple holding and financial services stocks took a toll on the portfolio, although we're finding some opportunities among credit card issuers and companies in the insurance, brokerage and investment management businesses.

Our bond holdings generally served as a stabilizing factor during periodic dips in the market in 1999, although the struggling bond markets did prevent the portfolio from experiencing the full measure of the stock market's strength, especially in the fourth quarter. As a balanced portfolio, though, that is a trade-off we willingly accept, as our investors put a premium on steady, consistent performance.

We're looking forward to the upcoming months, despite the possibility of upcoming action by the Fed. Inflation continues to be well-controlled and corporate profits are on track. There's good potential for slow, steady economic growth, which bodes well for the equity market in general and growth stocks specifically.

Gary A. Langbaum
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Total Return Portfolio from 4/6/1982 to 12/31/1999
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.

--------------------------------------------------------------------------------
Average Annual Total Returns/1/
--------------------------------------------------------------------------------


For the periods ended                                       Life of
December 31, 1999         1-year     5-year      10-year    portfolio
---------------------------------------------------------------------------------------
Kemper Total Return
Portfolio                 14.81%     18.46%      13.31%     13.88%     (Since 4/6/1982)

/1/ Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

       Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                                                                      EXHIBIT C

         Financial Highlights Table for Kemper Total Return Portfolio

    This table is designed to help you understand Kemper Total Return Portfo-lio's financial performance for the periods reflected below. The figures in the first part of the table are for a single share. The total return figures show what a shareholder in Kemper Total Return Portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. The informa-tion for the 1995 through 1999 fiscal years has been audited by Ernst & Young LLP whose report, along with Kemper Total Return Portfolio's financial state-ments, is included in Kemper Total Return Portfolio's annual report.

                                                 Years Ended December 31,
                                       ---------------------------------------------------
                          2000(a)        1999         1998      1997      1996      1995
                          --------     --------     --------  --------  --------  --------
Net asset value,
 beginning of period....  $  2.882        2.735        2.822     2.815     2.579     2.112
                          --------     --------     --------  --------  --------  --------
Income (loss) from
 investment operations:
 Net investment income
  (loss)................      .593 (b)     .084 (b)     .086      .090      .084      .084
 Net realized and
  unrealized gain (loss)
  on investment
  transactions..........     (.573)        .303         .317      .377      .322      .453
                          --------     --------     --------  --------  --------  --------
 Total from investment
  operations............      .020         .387         .403      .467      .406      .537
Less distributions from:
 Net investment income..     (.090)       (.090)       (.090)    (.090)    (.090)    (.070)
 Net realized gains on
  investment
  transactions..........     (.135)       (.150)       (.400)    (.370)    (.080)      --
                          --------     --------     --------  --------  --------  --------
 Total distributions....     (.225)       (.240)       (.490)    (.460)    (.170)    (.070)
 Net asset value, end of
  period................  $  2.677        2.882        2.735     2.822     2.815     2.579
                          --------     --------     --------  --------  --------  --------
 Total Return (%).......       .61**      14.81        15.14     19.96     16.76     25.97
Ratios of Average Net
 Assets and Supplemental
 Data
Net assets, end of
 period ($ thousands)...   913,347      952,485      865,423   786,996   697,102   659,894
Ratio of expenses before
 expense reductions
 (%)....................       .64*         .61          .60       .60       .59       .60
Ratio of expenses after
 expense reductions
 (%)....................       .64*         .61          .60       .60       .59       .60
Ratio of net investment
 income (loss) (%)......      2.75*        3.12         3.33      3.32      3.21      3.52
Portfolio turnover
 rate (%)...............        47*          80           81       122        90       118

-----------
(a) For the six months ended June 30, 2000 (Unaudited).
(b) Based on monthly average shares outstanding during the period.
*  Annualized
** Not annualized

                                   APPENDIX 1

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares of each series of the Trust outstanding as of December 31, 2000.

                                                                    Number of
                                                                     Shares
Fund                                                               Outstanding
----                                                             ---------------
Kemper Aggressive Growth Portfolio..............................  49,909,597.624
Kemper Blue Chip Portfolio...................................... 158,306,610.276
Kemper Contrarian Value Portfolio............................... 163,654,803.712
Kemper Global Blue Chip Portfolio...............................  28,262,308.877
Kemper Government Securities Portfolio.......................... 126,908,998.672
Kemper Growth Portfolio......................................... 193,400,099.078
Kemper High Yield Portfolio..................................... 337,288,121.616
Kemper Horizon 5 Portfolio......................................  28,749,630.105
Kemper Horizon 10+ Portfolio....................................  41,973,537.738
Kemper Horizon 20+ Portfolio....................................  21,805,435.961
Kemper International Portfolio.................................. 121,747,989.322
Kemper Investment Grade Bond Portfolio..........................  67,709,469.629
Kemper Money Market Portfolio................................... 278,826,209.917
Kemper New Europe Portfolio.....................................  13,973,925.401
Kemper Small Cap Growth Portfolio............................... 139,081,779.116
Kemper Small Cap Value Portfolio................................  74,793,494.958
Kemper Strategic Income Portfolio...............................   9,120,802.883
Kemper Technology Growth Portfolio.............................. 194,420,698.493
Kemper Total Return Portfolio................................... 328,284,442.439
Kemper Value+Growth Portfolio...................................  92,528,575.323
KVS Dreman Financial Services Portfolio.........................  57,130,696.099
KVS Dreman High Return Equity Portfolio......................... 155,882,182.981
KVS Focused Large Cap Growth Portfolio..........................  24,678,503.598
KVS Growth and Income Portfolio................................. 100,469,805.463
KVS Growth Opportunities Portfolio.............................. 134,815,890.357
KVS Index 500 Portfolio......................................... 104,700,340.975

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of certain of these shares:

  . 28,320,768 shares in the aggregate, or 60.87% of the outstanding shares of Kemper Aggressive Growth Portfolio;

  . 114,219,903 shares in the aggregate, or 73.18% of the outstanding shares of Kemper Blue Chip Portfolio;

  . 96,026,706 shares in the aggregate, or 59.44% of the outstanding shares of Kemper Contrarian Value Portfolio;

  . 18,760,317 shares in the aggregate, or 67.97% of the outstanding shares of Kemper Global Blue Chip Portfolio;

  . 47,186,171 shares in the aggregate, or 37.73% of the outstanding shares of Kemper Government Securities Portfolio;

  . 51,457,858 shares in the aggregate, or 26.58% of the outstanding shares of Kemper Growth Portfolio;

  . 128,669,800 shares in the aggregate, or 43.44% of the outstanding shares of Kemper High Yield Portfolio;

  . 23,182,585 shares in the aggregate, or 79.08% of the outstanding shares of Kemper Horizon 5 Portfolio (on the basis of these holdings such own-ership would constitute approximately 2.87% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 31,834,181 shares in the aggregate, or 74.85% of the outstanding shares of Kemper Horizon 10+ Portfolio (on the basis of these holdings such ownership would constitute approximately 4.11% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 15,716,224 shares in the aggregate, or 70.76% of the outstanding shares of Kemper Horizon 20+ Portfolio (on the basis of these holdings such ownership would constitute approximately 2.04% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 48,837,990 shares in the aggregate, or 39.80% of the outstanding shares of Kemper International Portfolio;

  . 45,948,436 shares in the aggregate, or 69.08% of the outstanding shares of Kemper Investment Grade Bond Portfolio;

  . 131,316,637 shares in the aggregate, or 43.32% of the outstanding shares of Kemper Money Market Portfolio;

  . 8,958,632 shares in the aggregate, or 68.33% of the outstanding shares of Kemper New Europe Portfolio;

  . 46,809,686 shares in the aggregate, or 34.20% of the outstanding shares of Kemper Small Cap Growth Portfolio;

  . 41,455,285 shares in the aggregate, or 55.63% of the outstanding shares of Kemper Small Cap Value Portfolio;

  . 5,736,446 shares in the aggregate, or 64.78% of the outstanding shares of Kemper Strategic Income Portfolio;

  . 114,776,395 shares in the aggregate, or 63.17% of the outstanding shares of Kemper Technology Growth Portfolio;

  . 94,387,108 shares in the aggregate, or 28.53% of the outstanding shares of Kemper Total Return Portfolio (on the basis of these holdings such ownership would constitute approximately 25.05% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 66,625,290 shares in the aggregate, or 71.74% of the outstanding shares of Kemper Value+Growth Portfolio;

  . 39,941,218 shares in the aggregate, or 73.36% of the outstanding shares of KVS Dreman Financial Services Portfolio;

  . 92,013,813 shares in the aggregate, or 61.64% of the outstanding shares of KVS Dreman High Return Equity Portfolio;

  . 15,770,791 shares in the aggregate, or 69.52% of the outstanding shares of KVS Focused Large Cap Growth Portfolio;

  . 63,006,181 shares in the aggregate, or 66.21% of the outstanding shares of KVS Growth and Income Portfolio;

  . 83,486,667 shares in the aggregate, or 66.25% of the outstanding shares of KVS Growth Opportunities Portfolio; and

  . 53,691,106 shares in the aggregate, or 54.42% of the outstanding shares of KVS Index 500 Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Lincoln National Life Insurance Company, 2920 South 84th Street, Lincoln, NE 68506, who may be deemed to be the beneficial owner of certain of these shares:

  . 13,497,662 shares in the aggregate, or 10.79% of the outstanding shares of Kemper Government Securities Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Kemper Life, 1 Kemper Drive, Long Grove, IL 60049, who may be deemed to be the beneficial owner of certain of these shares:

  . 16,696,503 shares in the aggregate, or 35.89% of the outstanding shares of Kemper Aggressive Growth Portfolio;

  . 41,851,610 shares in the aggregate, or 26.82% of the outstanding shares of Kemper Blue Chip Portfolio;

  . 65,531,853 shares in the aggregate, or 40.56% of the outstanding shares of Kemper Contrarian Value Portfolio;

  . 62,016,515 shares in the aggregate, or 49.58% of the outstanding shares of Kemper Government Securities Portfolio;

  . 142,133,912 shares in the aggregate, or 73.42% of the outstanding shares of Kemper Growth Portfolio;

  . 166,841,942 shares in the aggregate, or 56.33% of the outstanding shares of Kemper High Yield Portfolio;

  . 6,132,901 shares in the aggregate, or 20.92% of the outstanding shares of Kemper Horizon 5 Portfolio (on the basis of these holdings such own-ership would constitute approximately 0.76% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 10,697,987 shares in the aggregate, or 25.15% of the outstanding shares of Kemper Horizon 10+ Portfolio (on the basis of these holdings such ownership would constitute approximately 1.38% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 6,488,388 shares in the aggregate, or 29.21% of the outstanding shares of Kemper Horizon 20+ Portfolio (on the basis of these holdings such ownership would constitute approximately 0.84% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on Novem-ber 30, 2000);

  . 73,894,986 shares in the aggregate, or 60.22% of the outstanding shares of Kemper International Portfolio;

  . 20,568,118 shares in the aggregate, or 30.92% of the outstanding shares of Kemper Investment Grade Bond Portfolio;

  . 171,785,353 shares in the aggregate, or 56.67% of the outstanding shares of Kemper Money Market Portfolio;

  . 85,223,299 shares in the aggregate, or 62.26% of the outstanding shares of Kemper Small Cap Growth Portfolio;

  . 28,526,681 shares in the aggregate, or 38.28% of the outstanding shares of Kemper Small Cap Value Portfolio;

  . 2,907,399 shares in the aggregate, or 32.83% of the outstanding shares of Kemper Strategic Income Portfolio;

  . 65,409,404 shares in the aggregate, or 36.00% of the outstanding shares of Kemper Technology Growth Portfolio;

  . 236,438,346 shares in the aggregate, or 71.47% of the outstanding shares of Kemper Total Return Portfolio (on the basis of these holdings such ownership would constitute approximately 62.75% of Kemper Total Return Portfolio, assuming the Reorganizations had been consummated on November 30, 2000);

  . 26,244,244 shares in the aggregate, or 28.26% of the outstanding shares of Kemper Value+Growth Portfolio;

  . 13,989,653 shares in the aggregate, or 25.70% of the outstanding shares of KVS Dreman Financial Services Portfolio;

  . 55,893,761 shares in the aggregate, or 37.44% of the outstanding shares of KVS Dreman High Return Equity Portfolio;

  . 5,379,454 shares in the aggregate, or 23.71% of the outstanding shares of KVS Focused Large Cap Growth Portfolio; and

  . 39,918,209 shares in the aggregate, or 40.46% of the outstanding shares of KVS Index 500 Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Cova Financial Services Company, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181, who may be deemed to be the ben-eficial owner of certain of these shares:

  . 4,538,063 shares in the aggregate, or 6.09% of the outstanding shares of Kemper Small Cap Value Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Scudder Investments, Inc., 2 Interna-tional Place, Boston, MA 02110, who may be deemed to be the beneficial owner of such shares:

  . 1,536,612 shares in the aggregate, or 6.77% of the outstanding shares of KVS Focused Large Cap Growth Portfolio; and

  . 5,045,100 shares in the aggregate, or 5.11% of the outstanding shares of KVS Index 500 Portfolio.

       This proxy statement/prospectus is accompanied by Kemper Total Return Portfolio's prospectus dated May 1, 2000, as revised January 22, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 22, 2001 (File No. 811-05002) and is incorporated by reference herein.

       The prospectus dated May 1, 2000 for Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on May 5, 2000 (File No. 811-05002), is incorporated by reference herein.

       Kemper Total Return Portfolio's statement of additional information dated May 1, 2000, which was previously filed with the Commission via EDGAR on May 5, 2000 (File No. 811-05002), is incorporated by reference herein.

                                     PART B

                             KEMPER VARIABLE SERIES
                -------------------------------------------------

                       Statement of Additional Information
                                February 2, 2001
                -------------------------------------------------


       Acquisition of the Assets of             By and in Exchange for shares of
       Horizon 5 Portfolio, Kemper              Kemper Total Return Portfolio,
       Kemper Horizon 10+ Portfolio and         a series of the Trust
       Kemper Horizon 20+ Portfolio,            222 South Riverside Plaza
       each a series of                         Chicago, IL 60606
       Kemper Variable Series (the "Trust")
       222 South Riverside Plaza
       Chicago, IL 60606

       This Statement of Additional Information is available to the shareholders of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio (each, a "Horizon Portfolio" and collectively, the "Horizon Portfolios") in connection with a proposed transaction whereby Kemper Total Return Portfolio will acquire all or substantially all of the assets and all of the liabilities of each Horizon Portfolio in exchange for shares of beneficial interest of Kemper Total Return Portfolio (each, a "Reorganization" and collectively, the "Reorganizations").

       This Statement of Additional Information of the Trust contains material that may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Trust relating to the Reorganizations. This Statement of Additional Information consists of this cover page and the following documents:

1. The Horizon Portfolios' and Kemper Total Return Portfolio's (collectively referred to as the "Funds" and each referred to as a "Fund") statement of additional information dated May 1, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on May 5, 2000 (File No. 811-05002) and is incorporated by reference herein.

2. The Funds' annual report to shareholders for the fiscal year ended December 31, 1999, which was previously filed with the Commission via EDGAR on March 3, 2000 (File No. 811-05002) and is incorporated by reference herein.

3. The Funds' semiannual report to shareholders for the period ended June 30, 2000, which was previously filed with the Commission via EDGAR on August 22, 2000 (File No. 811-05002) and is incorporated by reference herein.

       Because the net asset value of each Horizon Portfolio did not individually exceed 10 percent of Kemper Total Return Portfolio's net asset value, all measured as of November 30, 2000, pro forma financial statements have not been included in this Statement of Additional Information.

       This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated February 2, 2001 relating to the Reorganizations may be obtained by writing the Horizon Portfolios at 222 South Riverside Drive, Chicago, IL 60606 or by calling 1-800-778-1482. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                     ANNEX A

                             RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

       Commercial paper rated by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

       The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor's Ratings Services Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

KEMPER HORIZON 5 PORTFOLIO      Special Meeting of Shareholders - March 14, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                IN THE ENCLOSED ENVELOPE.
                                                 NO POSTAGE IS REQUIRED.

                                       Dated ___________________, 2001

                                       Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                       -------------------------------------

                                       -------------------------------------
                                          Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

                  Please vote by filling in the boxes below.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.
                                                ---

PROPOSAL 1                                                                         FOR all           WITHHOLD
----------                                                                         nominees        authority to
                                                                                listed (except     vote for all
To elect Trustees to hold office until their respective successors               as noted in          nominees
have been duly elected and qualified or until their earlier                         space              listed
resignation or removal.                                                           provided)

NOMINEES:   (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark
            S. Casady, (04) Linda C. Coughlin, (05) Donald L. Dunaway,              [_]                 [_]
            (06) James R. Edgar, (07) William F. Glavin, (08) Robert B.
            Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick,
            (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

           ----------------------------------------------------

                                                                                   FOR               AGAINST         ABSTAIN
PROPOSAL 2
----------

To approve an Agreement and Plan of Reorganization as it relates                   [_]                 [_]             [_]
to (i) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kemper Total Return
Portfolio, (ii) the distribution to each shareholder of the Fund shares of beneficial interest of Kemper Total Return Portfolio in an amount equal in value to the shareholder's shares of the Fund, and (iii) the termination of the Fund.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the Fund's                         [_]                 [_]             [_]
independent auditors for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

KEMPER HORIZON 10+ PORTFOLIO    Special Meeting of Shareholders - March 14, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.
                                                  NO POSTAGE IS REQUIRED.

                                       Dated ___________________, 2001

                                       Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                       ----------------------------------

                                       ----------------------------------
                                         Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

                  Please vote by filling in the boxes below.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.
                                                ---

PROPOSAL 1                                                                         FOR all           WITHHOLD
----------                                                                         nominees        authority to
                                                                                listed (except     vote for all
To elect Trustees to hold office until their respective successors               as noted in         nominees
have been duly elected and qualified or until their earlier                         space              listed
resignation or removal.                                                           provided)

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark
           S. Casady, (04) Linda C. Coughlin, (05) Donald L. Dunaway,              [_]                 [_]
           (06) James R. Edgar, (07) William F. Glavin, (08) Robert B.
           Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick,
           (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

           ----------------------------------------------------

                                                                                    FOR               AGAINST         ABSTAIN
PROPOSAL 3
----------

To approve an Agreement and Plan of Reorganization as it relates                    [_]                 [_]             [_]
to (i) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kemper Total Return
Portfolio, (ii) the distribution to each shareholder of the Fund shares of beneficial interest of Kemper Total Return Portfolio in an amount equal in value to the shareholder's shares of the Fund, and (iii) the termination of the Fund.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the Fund's                          [_]                 [_]             [_]
independent auditors for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

KEMPER HORIZON 20+ PORTFOLIO    Special Meeting of Shareholders - March 14, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.
                                                  NO POSTAGE IS REQUIRED.

                                       Dated ___________________, 2001

                                       Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                       -----------------------------------

                                       -----------------------------------
                                         Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

                  Please vote by filling in the boxes below.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.
                                                ---

PROPOSAL 1                                                                      FOR all         WITHHOLD
----------                                                                     nominees       authority to
                                                                            listed (except    vote for all
To elect Trustees to hold office until their respective successors            as noted in    nominees listed
have been duly elected and qualified or until their earlier                     space
resignation or removal.                                                        provided)

NOMINEES:   (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark
            S. Casady, (04) Linda C. Coughlin, (05) Donald L. Dunaway,            [_]             [_]
            (06) James R. Edgar, (07) William F. Glavin, (08) Robert B.
            Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick,
            (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

           ----------------------------------------------------

                                                                                  FOR            AGAINST         ABSTAIN
PROPOSAL 4
----------

To approve an Agreement and Plan of Reorganization as it relates
to (i) the transfer of all or substantially all of the assets and                 [_]              [_]             [_]
all of the liabilities of the Fund to Kemper Total Return
Portfolio, (ii) the distribution to each shareholder of the Fund shares of beneficial interest of Kemper Total Return Portfolio in an amount equal in value to the shareholder's shares of the Fund, and (iii) the termination of the Fund.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the Fund's                        [_]              [_]             [_]
independent auditors for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

--------------------------------------------------------------------------------


Thank you
--------------------------------------------------------------------------------
       for mailing your proxy card promptly!

                               We appreciate your

                             continuing support and

                             look forward to serving

                         your future investment needs.

Kemper Funds

   HORIZON PORTFOLIOS

     .  Horizon 5 Portfolio
     .  Horizon 10+ Portfolio
     .  Horizon 20+ Portfolio


                                                                    KVS-Horizons